Convertible Notes Payable	12 Months Ended
Dec. 31, 2018
Debt Disclosure [Abstract]
Convertible Notes Payable
(10)	CONVERTIBLE NOTES PAYABLE (SECURED CONVERTIBLE NOTES AND RELATED COMMON STOCK PURCHASE WARRANTS)

On June 4, 2018, July 21, 2018, August 29, 2018, and September 21, 2018, the Company issued 8% senior secured convertible notes (collectively, “the Notes”) to investors with aggregate principal of $9.4 million and maturity dates between December 2018 and March 2021. The Notes are secured pursuant to a Security Agreement which creates a first priority security interest in all of the personal property (other than Excluded Collateral (as defined in the Security Agreement) of the Company of every kind and description, tangible or intangible, whether currently owned and existing or created or acquired in the future. At December 31, 2018, the Notes were convertible at $1.75 per share subject to customary terms.

In April 2019, the Company received notices of default from the investors in the Notes.

In connection with the issuance of the Notes, the Company also issued 4.2 million Series D Warrants with exercise prices ranging from $1.75—$4.00 and 65.0 million Pre-Funded Series D Warrants with a purchase price of $0.01. The warrants expire 5 years from the date they could first be exercised. The provisions in the Series D Warrants and Pre-Funded Series D Warrants issued in June 2018 required the Company to initially account for the warrants as derivative liabilities. The warrants were valued at $5.1 million. As a result, the Company recognized a discount to debt of $2.3 million and a loss on issuance of a financial instrument of $2.8 million.

The Company valued the June 2018 Series D Warrants using the following inputs:

	June 2018 Series D Warrant	June 2018 Pre- Funded Series D Warrants
Contractual life	5.0	5.5 - 6.5
Expected volatility	194.10%	215.0% - 389.0%
Risk-free interest rates	2.78%	2.13% - 2.30%

First Amendment to June 2018 Series D Warrants

In July 2018, the Company and the investor from the June 2018 transaction amended the June 2018 Pre-Funded Series D Warrants so that they are exercisable as of July 20, 2018 and the Company may redeem them at any time the Notes are no longer outstanding and the Company is not in default. The Company and the investor from the June 2018 transaction also amended the definition of a Fundamental Transaction in the June 2018 Warrants. This amendment resulted in $4.2 million related to the fair value of the June 2018 Warrants being reclassified from a liability to equity.

Amendment to June 2018 and July 2018 Notes and Pre-Funded Warrants

In August 2018, the Company amended its June 2018 Notes and July 2018 Notes such that the conversion price was reduced to $1.75, interest shall accrue until maturity, and the first $2.5 million and 50% of any subsequent financings shall be used to satisfy the Company’s obligations under the Notes. Effective the same date, the Company also amended its Pre-Funded Warrants such that the total number of June 2018 Pre-Funded Warrants was increased from 13.0 million to 22.2 million and the total number of July 2018 Pre-Funded Warrants was increased from 9.2 million to 15.8 million. This amendment was accounted for as an extinguishment of debt as the change in cash flows exceeded 10%. The original June 2018 and July 2018 notes were written off and the amended June 2018 and July 2018 Notes were recorded at fair value as of the date of this amendment. The Company recorded $1.1 million loss on debt extinguishment related to this amendment.

The following table provides a summary of the Notes by their maturity dates (absent provisions of default):

(in millions)	Interest rate	Conversion price	Principal	Unamortized Discount	Carrying value
December 4, 2018	8.0%	$1.75	$1.7	$—	$1.7
March 1, 2019	8.0%	1.75	0.6	(0.5)	0.1
March 21, 2019	8.0%	1.75	0.4	(0.2)	0.2
December 4, 2019	8.0%	1.75	0.9	(0.9)	—
March 1, 2020	8.0%	1.75	0.8	(0.8)	—
March 21, 2020	8.0%	1.75	0.1	(0.1)	—

Total Convertible Notes Payable, net			$4.5	$(2.5)	$2.0